Exhibit (e)(1)

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE PREMIER FUND

(A CLASS)

The Royce Fund, a Delaware statutory trust (the “Trust”), and Royce Fund Services, LLC, a Delaware limited liability company (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made July 31, 2020 by and between the parties hereto, RFS shall receive, for and from the assets of the A Class of Royce Premier Fund, a series of the Trust (the “A Class”), a fee, payable monthly, equal to 0.25% per annum of the A Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Distribution Fee Agreement to be duly executed on the 16th day of December 2020.

THE ROYCE FUND

/s/ Christopher D. Clark
Christopher D. Clark
President

ROYCE FUND SERVICES, LLC

/s/ Steven M. Lipper
Steven M. Lipper
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE SPECIAL EQUITY FUND

(A CLASS)

The Royce Fund, a Delaware statutory trust (the “Trust”), and Royce Fund Services, LLC, a Delaware limited liability company (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made [July 31, 2020] by and between the parties hereto, RFS shall receive, for and from the assets of the A Class of Royce Special Equity Fund, a series of the Trust (the “A Class”), a fee, payable monthly, equal to 0.25% per annum of the A Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Distribution Fee Agreement to be duly executed on the 16th day of December 2020.

THE ROYCE FUND

/s/ Christopher D. Clark
Christopher D. Clark
President

ROYCE FUND SERVICES, LLC

/s/ Steven M. Lipper
Steven M. Lipper
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE PENNSYLVANIA MUTUAL FUND

(A CLASS)

The Royce Fund, a Delaware statutory trust (the “Trust”), and Royce Fund Services, LLC, a Delaware limited liability company (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made July 31, 2020 by and between the parties hereto, RFS shall receive, for and from the assets of the A Class of Royce Pennsylvania Mutual Fund, a series of the Trust (the “A Class”), a fee, payable monthly, equal to 0.25% per annum of the A Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Distribution Fee Agreement to be duly executed on the 16th day of December 2020.

THE ROYCE FUND

/s/ Christopher D. Clark
Christopher D. Clark
President

ROYCE FUND SERVICES, LLC

/s/ Steven M. Lipper
Steven M. Lipper
President